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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 21, 2007


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                                 54-1873112
------------------------                                       ----------
(Commission File Number)                                       (IRS Employer
                                                               Identification
                                                               Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia          20191
-----------------------------------------------------          -----
(Address of Principal Executive Offices)                       (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              ------------------------------------------------------------------
              OR STANDARD; TRANSFER OF LISTING
              --------------------------------

         On February 21, 2007, Greater Atlantic Financial Corp. (the "Company"), the holding company for Greater Atlantic Bank (the "Bank"), issued a news release announcing that on February 20, 2007, it received a letter from The Nasdaq Stock Market advising that the Nasdaq Listing Qualifications Panel had determined to delist the shares of the Company from the Nasdaq Global Market, and will suspend trading of the Company's shares effective Thursday, February 22, 2007.

         As previously reported, on February 6, 2007, the Company was notified that the Company's failure to maintain the minimum of $10,000,000 stockholders' equity requirement for continued listing on the Nasdaq Global Market, as set forth in Marketplace Rule 4450 (a)(3), served as an additional basis for delisting the Company's shares from The Nasdaq Stock Market. In its SEC Form 10-K for the period ended September 30, 2006, filed on January 31, 2007, the Company reported stockholders' equity of $8,850,000. Because of the $1,150,000 deficiency in stockholders' equity, the Company did not make a presentation to the Panel to consider the Company's continued listing on the Nasdaq Global Market or to transfer its listing to the Nasdaq Capital Market.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         Exhibit 99.1   News Release dated February 21, 2007.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GREATER ATLANTIC FINANCIAL CORP.


Date: February 21, 2007            By: /s/ Carroll E. Amos
                                       -----------------------------------------
                                       Carroll E. Amos
                                       President and Chief Executive Officer


Date: February 21, 2007            By: /s/ David E. Ritter
                                       -----------------------------------------
                                       David E. Ritter
                                       Senior Vice President and Chief Financial
                                       Officer